UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 9, 2014

BALTIC TRADING LIMITED
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-34648	98-0637837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 12th Floor (Address of Principal Executive Offices)	10171 (Zip Code)

Registrant’s telephone number, including area code:  (646) 443-8550

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Shareholder Approval of the Amendment and Restatement of the Baltic Trading Limited 2010 Equity Incentive Plan

On April 9, 2014, at our 2014 Annual Meeting of Shareholders (the “Annual Meeting”), our shareholders approved the amendment and restatement of  the Baltic Trading Limited 2010 Equity Incentive Plan. The amendment and restatement of this plan had previously been approved by our Board of Directors on March 13, 2014 and was subject to shareholder approval. The amendment and restatement increased the number of shares of common stock available for awards under such plan by 4,000,000 shares to 6,000,000 shares.  Our named executive officers may participate in our 2010 Equity Incentive Plan. For a description of our 2010 Equity Incentive Plan, please see Proposal No. 3 in our proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 14, 2014, which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the full text of the 2010 Equity Incentive Plan, a copy of which is filed as Exhibit 4.1 to our Registration Statement on Form S-8 filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 9, 2014.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting, shareholders of record on February 26, 2014 were entitled to vote 51,168,896 shares of the Company’s common stock (the “Common Stock”), each having one vote per share, and 6,356,471 shares of the Company’s Class B Stock (“Class B Stock”), each having fifteen votes per share.  Holders of Common Stock and Class B Stock voted together as a single class on all matters presented for a vote at the Annual Meeting.  A total of 45,159,226 shares of Common Stock (88.26% of all such shares entitled to vote at the Annual Meeting) and 6,356,471shares of Class B Stock (100% of all such shares entitled to vote at the Annual Meeting) were represented at the Annual Meeting in person or by proxy.

At the Annual Meeting, the shareholders of the Company (i) elected two director nominees to hold office until the 2017 Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier resignation or removal, (ii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent certified public accountants for the fiscal year ended December 31, 2014, (iii) approved an amendment and restatement of the Company’s 2010 Equity Incentive Plan, (iv) approved an advisory, non-binding resolution regarding the compensation of the Company’s named executives, and (v) approved every three years in an advisory, non-binding resolution as the frequency of the advisory vote on the compensation of the Company’s named executives.  Set forth below are the final voting results for each of the proposals submitted to a vote of the shareholders.

Election of Directors

The shareholders of the Company elected each of the director nominees proposed by the Company’s Board of Directors.  The voting results were as follows:

Name of Nominee	Votes For	Votes Withheld	Abstentions	Broker Non- Votes
Peter C. Georgiopoulos	117,348,726	10,786,803	0	12,370,762
Basil G. Mavroleon	117,459,050	10,676,479	0	12,370,762

Ratification of Appointment of Independent Certified Public Accountants

The shareholders of the Company ratified the appointment of Deloitte & Touche LLP as the Company’s independent certified public accountants for the fiscal year ended December 31, 2014.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
140,366,099	132,038	8,154	0

Amendment and Restatement of 2010 Equity Incentive Plan

The shareholders of the Company approved an amendment and restatement of the Company’s 2010 Equity Incentive Plan that increased the number of shares of our common stock available for awards under such plan by 4,000,000 shares to 6,000,000 shares.

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,485,295	7,497,437	1,152,797	12,370,762

Advisory Vote on Executive Compensation

The shareholders of the Company approved an advisory resolution regarding the compensation of the Company’s named executives by a non-binding vote.  The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
119,590,939	8,375,554	169,036	12,370,762

Advisory Vote on the Frequency of Votes on Executive Compensation

The shareholders of the Company approved the holding of advisory votes on executive compensation every three years by a non-binding vote.  The voting results were as follows:

Every One Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
17,841,748	421,815	108,704,141	1,167,825	12,370,762

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Baltic Trading Limited 2010 Equity Incentive Plan, as amended and restated as of March 13, 2014 (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-8 filed by the Company with the SEC on April 9, 2014).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Baltic Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BALTIC TRADING LIMITED
DATE: April 9, 2014

/s/ John C. Wobensmith
John C. Wobensmith
President and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

4.1	Baltic Trading Limited 2010 Equity Incentive Plan, as amended and restated as of March 13, 2014 (incorporated by reference to Exhibit 4.1 to the Registration Statement on Form S-8 filed by the Company with the SEC on April 9, 2014).